                                                                    Exhibit 25.2


                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                             -------------------

                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             -------------------

                        CHASE MANHATTAN BANK DELAWARE
             (Exact name of trustee as specified in its charter)

Delaware                                              51-0266457

(State of incorporation                               (I.R.S. employer
if not a national bank)                               identification No.)

1201 Market Street,
Wilmington, Delaware                                  19801
(Address of principal executive offices)              (Zip Code)

                               David J. Clark
                                  Counsel
                             1201 Market Street
                            Wilmington, DE 19801
                               (302) 428-3330
                     (Name, address and telephone number
                            of agent for service)

                             -------------------

                           PAINE WEBBER GROUP INC.
             (Exact name of obligor as specified in its charter)

Delaware                                              13-2760086

(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization                         identification No.)

1285 Avenue of the Americas
New York, New York                                    10019
(Address of principal executive offices)              (Zip Code)

                             -------------------

                               Debt Securities
                     (Title of the indenture securities)

================================================================================

                                   GENERAL

Item 1. General Information.

                Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                     Office of The State Bank Commissioner,
                     555 East Lookerman Street
                     Suite 210, Dover, DE 19901

                     Federal Deposit Insurance Corporation,
                     New York Regional Office
                     452 Fifth Avenue, 21st Floor, New York, New York 10018-2796

        (b)     Whether it is authorized to exercise corporate trust powers.

                     Yes.

Item 2. Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None.

Item 16.        List of Exhibits.

                List below all exhibits filed as a part of this Statement of Eligibility.

                1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 25, 1988 and June 22, 1992 (see Exhibit to Form T-1 filed in connection with Registration Statement No. 33-58124, which is incorporated by reference).

                2. A copy of the Certificate of Authority of the Trustee to Transact Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-13525 which is incorporated by reference).

                3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

                4.   A copy of the existing By-Laws of the Trustee (see
Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-58124, which is incorporated by reference).

                5.   Not applicable.

                6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-13525, which is incorporated by reference).

                7. A copy of the latest report of condition of Chase Manhattan Bank Delaware, published pursuant to law or the requirements of its supervising or examining authority.

                8.   Not applicable.

                9.   Not applicable.


                                  SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Chase Manhattan Bank Delaware, a corporation organized and existing under the laws of the State of Delaware, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Wilmington and State of Delaware, on the 1st day of September, 1998.

                                            Chase Manhattan Bank Delaware


                                            By: /s/ John J. Cashin
                                                ------------------
                                                    John J. Cashin
                                                    Vice President

REPORT OF CONDITION

                                  EXHIBIT 7
--------------------------------------------------------------------------------
Consolidating domestic subsidiaries of the
            CHASE MANHATTAN BANK DELAWARE
            IN THE STATE OF DE AT THE CLOSE OF BUSINESS ON JUNE 30, 1998 published in response to call made by (Enter additional information below)
            --------------------------------------------------------------------
      4769
            --------------------------------------------------------------------
      4769
            --------------------------------------------------------------------


STATEMENT OF RESOURCES AND LIABILITIES
                                                                                        Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin...................................................     131,416
                                                                                                            -------
  Interest-bearing balances............................................................................      17,233
                                                                                                            -------
SECURITIES
  Held-to-maturity securities..........................................................................      39,837
                                                                                                            -------
  Available-for-sale securities........................................................................     174,315
                                                                                                            -------
Federal funds sold and securities purchased under agreements to resell.................................     475,000
                                                                                                            -------
 Loans and lease financing receivables:
  Loans and leases, net of unearned income.....................................       2,126
                                                                                    -------
  LESS: Allowance for loan and lease losses....................................       2,108
                                                                                    -------
  LESS: Allocated transfer risk reserve........................................           0
                                                                                    -------
  Loans and leases, net of unearned income, allowance, and reserve.....................................          18
                                                                                                            -------
Trading Assets.........................................................................................           0
                                                                                                            -------
Premises and fixed assets (including capitalized leases)...............................................      54,997
                                                                                                            -------
Other real estate owned................................................................................           0
                                                                                                            -------
Investments in unconsolidated subsidiaries and associated companies....................................       2,490
                                                                                                            -------
Customers' liability to this bank on acceptances outstanding...........................................       3,493
                                                                                                            -------
Intangible assets......................................................................................      68,252
                                                                                                            -------
Other assets...........................................................................................      25,948
                                                                                                            -------
Total assets...........................................................................................     992,999
                                                                                                            -------

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


LIABILITIES
                                                                                        Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
DEPOSITS:
  In domestic offices.................................................................................      424,755
                                                                                                            -------
    Noninterest-bearing.......................................................      372,360
                                                                                    -------
    Interest-bearing..........................................................       52,395
                                                                                    -------
  In foreign offices, Edge and Agreement subsidiaries, and IBFs.......................................       84,665
                                                                                                            -------
    Noninterest-bearing.......................................................            0
                                                                                    -------
    Interest-bearing..........................................................       84,665
                                                                                    -------
Federal funds purchased and securities sold under agreements to repurchase............................            0
                                                                                                            -------
Demand notes issued to the U.S. Treasury..............................................................        8,000
                                                                                                            -------
Trading liabilities...................................................................................            0
                                                                                                            -------
Other borrowed money:
  With remaining maturity of one year or less.........................................................            0
                                                                                                            -------
  With a remaining maturity of more than one year through three years.................................          363
                                                                                                            -------
  With a remaining maturity of more than three years..................................................            0
                                                                                                            -------
Bank's liability on acceptances executed and outstanding..............................................        3,493
                                                                                                            -------
Subordinated notes and debentures.....................................................................            0
                                                                                                            -------
Other liabilities.....................................................................................      143,795
                                                                                                            -------
Total liabilities.....................................................................................      665,071
                                                                                                            -------

EQUITY CAPITAL

Perpetual preferred stock and related surplus.........................................................            0
                                                                                                            -------
Common stock..........................................................................................       25,000
                                                                                                            -------
Surplus...............................................................................................      158,081
                                                                                                            -------
Undivided profits and capital reserves................................................................      142,654
                                                                                                            -------
Net unrealized holdings gains (losses) on available-for-sale securities...............................        2,193
                                                                                                            -------
Cumulative foreign currency translation adjustments...................................................            0
                                                                                                            -------
Total equity capital..................................................................................      327,928
                                                                                                            -------
Total liabilities and equity capital..................................................................      992,999
                                                                                                            -------

                                                                                    I,
                                                            -------------------------------------------------
We, the undersigned directors, attest to the           4769
correctness of this statement of resources and              -------------------------------------------------
liabilities. We declare that it has been examined                             (NAME, TITLE
by us, and to the best of our knowledge and                 of the above named bank do hereby declare
belief has been prepared in conformance                     that this Report of Condition is true and
with the instructions and is true and correct.              correct to the best of my knowledge and belief.


        Text
        ----
        4769
              ------------------------------------------
Director #1
              ------------------------------------------    -------------------------------------------------

              ------------------------------------------
Director #2
              ------------------------------------------    -------------------------------------------------

              ------------------------------------------
Director #3
              ------------------------------------------    -------------------------------------------------
